SUBSCRIPTION FOR COMMON SHARE SHARES

TO:                     Park Place Energy Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of common share Shares of the Corporation (the "Shares") set forth below for the aggregate subscription price set forth below (the "Aggregate Subscription Price"), representing a subscription price of $0.25 per Share, upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription for Shares of Park Place Energy Inc." attached hereto as Schedule “A” (the "Subscription Agreement").

_________________________________________________	Number of Shares: _______________________________
(Name of Subscriber - please print)

By: _____________________________________________
(Authorized Signature)	Aggregate Subscription Price: $ ______________________

_________________________________________________
(Official Capacity or Title – please print)
Disclosed Beneficial Purchaser Information:
_________________________________________________
(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)	If the Subscriber is signing as agent for a principal and is not a trust company or trust corporation purchasing as trustee or agent for accounts fully managed by it or a person acting on behalf of a fully managed account managed by it, and in each case satisfying the criteria set forth in National Instrument 45- 106, complete the following and ensure that Exhibit 1 is completed on behalf of such principal ("Disclosed Beneficial Purchaser"):

_________________________________________________
(Subscriber's Address)

_________________________________________________

_________________________________________________
_________________________________________________	(Name of Principal)
(Telephone Number) (E-mail Address)
_________________________________________________
_________________________________________________	(Principal's Address) (E-mail Address)
(Social Insurance Number or Tax Identification Number)
_________________________________________________
(Social Insurance Number or Tax Identification Number)

Register the Shares as set forth below:	Deliver the Shares as set forth below:

_________________________________________________	_________________________________________________
(Name)	(Name)

_________________________________________________	_________________________________________________
(Account reference, if applicable)	(Account reference, if applicable)

_________________________________________________	_________________________________________________
(Address)	(Contact Name)

_________________________________________________	_________________________________________________
(Address)

_________________________________________________

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

_________________________________, 2007

PARK PLACE ENERGY INC.	Subscription No:

By: ____________________________________________________

This is the first page of an agreement comprised of 8 pages (not including Exhibits).

SCHEDULE "A"
TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES
OF PARK PLACE ENERGY INC.

Terms of the Offering

1.        The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection, acceptance or allotment by the Corporation in whole or in part.

2.        The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Shares subscribed for by it hereunder form part of a larger issuance and sale by the Corporation on a private placement basis of up to 5,000,000 Shares at a subscription price of $0.25 per Share (the "Offering").

3.        The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this Offering is not subject to any minimum subscription level, and therefore (i) any funds invested are available to the Corporation immediately upon closing and need not be refunded to the Subscriber if the project or program for which the proceeds will be used does not proceed, and (ii) the Subscriber may be the only purchaser of Shares under this Offering.

Representations, Warranties and Covenants by Subscriber

4.        The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)

it has been independently advised that the Corporation is not a reporting issuer and restrictions with respect to trading in the Shares imposed by applicable securities legislation, confirms that no representation (written or oral) has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of the Shares, the risks relating to an investment therein and of the fact that it may not be able to resell the Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable hold period or restricted period and compliance with the other requirements of applicable law; and it agrees that any certificates representing the Shares will bear a legend indicating that the resale of such securities is restricted; and

(b)

it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document (other than an annual report, annual information form, interim report, information circular or any other continuous disclosure document, other than an offering memorandum, the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Shares; and

(c)

it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display) with respect to the distribution of the Shares; and

(d)

unless it is purchasing under subparagraph 3(e), it is purchasing the Shares as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Shares, it is resident in the jurisdiction set out as the "Subscriber's Address" on the face page hereof and it fully complies with one or more of the criteria set forth below:

(i)

it is resident in Canada and the aggregate acquisition cost of the Shares subscribed for by it is not less than $150,000 and, if it is not an individual, the Subscriber was not created or used solely to purchase or hold securities in reliance on prospectus or dealer registration exemptions available under securities laws in these jurisdictions; or

(ii)

it is resident in Canada and it is an "accredited investor", as such term is defined in National Instrument 45-106 entitled "Prospectus and Registration Exemptions" ("NI 45-106"), it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106 and has concurrently executed and delivered a Representation Letter in the form attached to this Subscription Agreement as Exhibit 1 and specifically represents and warrants that one or more of the categories set forth in Appendix A attached to the Representation Letter correctly, and in all respects, describes the undersigned, and will describe the undersigned as at the Closing Date (as defined in paragraph 10 hereof), and the undersigned has so indicated by initialling the category which so describes it; or

(iii)

it is resident in any province or territory in Canada except Ontario (and if a resident of Saskatchewan, complete Form 45-106 F5) and is one of the following and the Subscriber has so indicated by initialling the applicable paragraph:

____	(I)

a "director", "executive officer" or "control person" (as such terms are defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation, or of an affiliate of the Corporation; or

____	(II)

a "spouse" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement), parent, grandparent, brother, sister or child of any person referred to in subparagraph (I) above; or

____	(III)	a parent, grandparent, brother, sister or child of the spouse of any person referred to in subparagraph (I) above; or

____	(IV)

a "close personal friend" of any person referred to in subparagraph (I) above and, if requested by the Corporation, will provide a signed statement describing the relationship with any such persons. For the purposes of this subparagraph (IV), "close personal friend" means that the Subscriber or, if applicable, the Disclosed Beneficial Purchaser, has known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual; or

____	(V)

a "close business associate" of any person referred to in subparagraph (I) above and, if requested by the Corporation, will provide a signed statement describing the relationship with any of such persons. For the purposes of this subparagraph (V) "close business associate" means that the subscriber or, if applicable, the Disclosed Beneficial Purchaser, has had sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a casual business associate or a person introduced or solicited for the purpose of purchasing securities or a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual; or

____	(VI)

a "founder" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation;

____	(VII)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation; or

____	(VIII)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of directors are, persons or companies described in subparagraphs (I) through (VII) above; or

____	(IX)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subparagraphs (I) through (VII) above; or

(iv)	it is resident in Canada and it is one of the following and the Subscriber has so indicated by initialling the applicable paragraph:

____	(I)

an employee, "executive officer", "director" or "consultant" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation and participation in the trade is voluntary, or

____	(II)

an employee, "executive officer", "director" or "consultant" of a "related entity" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation and participation in the trade is voluntary; or

____	(III)

a "permitted assign" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of a person referred to in paragraphs (I) or (II) and participation in the trade is voluntary; or

____	(IV)

a trustee, custodian or administrator acting as agent on behalf of, or for the benefit of, one of the persons or companies described in subparagraphs (I) through (III) above for the purpose of facilitating the trade and participation in the trade is voluntary; or

(v)	it is resident in Ontario and is one of the following and the Subscriber has so indicated by initialling the applicable paragraph:

____	(i)	a "founder" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation; or

____	(ii)	an "affiliate" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of a founder of the Corporation; or

____	(iii)

a "spouse", (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) parent, grandparent, brother, sister or child of the spouse of an executive officer, director or founder of the Corporation; or

____	(iv)	a person that is the "control person" (as such terms are defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation;

(vi)	it is a resident of any jurisdiction other than a province or territory of Canada, and

(A)

the sale of Shares to the Subscriber hereunder is in compliance with the requirements of all applicable laws in the jurisdiction of its residence and does not give rise to any registration requirements in such jurisdiction or any requirements for the delivery of a prospectus, offering memorandum or similar disclosure document to the Subscriber; and

	(B)	the Subscriber will provide such evidence of compliance with all matters described in (A) above as the Corporation may request; or

(e)

if it is not purchasing as a principal, it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Shares, it acknowledges that the Corporation and the Agent is required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Shares for whom it may be acting, and it and each beneficial purchaser is resident in the jurisdiction set out as the "Subscriber's Address and:

(A)

subject to securities laws applicable to the Subscriber, if it is acting as agent for one or more Disclosed Beneficial Principals, each of such principals is purchasing as principal for its own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Shares, and each of such principals complies with subparagraphs (i), (ii), (iii), (iv), (v), (vi) or (vii) of paragraph 3(d) hereof as are applicable to it by virtue of its place of residence or by virtue of the securities laws of such place being applicable to the Subscriber; or

(B)

it is an "accredited investor" as such term is defined in paragraphs (p) or (q) of the definition of "accredited investor" in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement (provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction in Canada) and has concurrently executed and delivered a Representation Letter in the form attached hereto as Exhibit 1 and has initialled Appendix A thereto indicating that Subscriber satisfies one of the categories of "accredited investor" set out in paragraphs (p) or (q) of Appendix A thereto; and

(f)	it acknowledges that:

	(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares; and

	(ii)	there is no government or other insurance covering the Shares; and

	(iii)	there are risks associated with the purchase of the Shares; and

(iv)

there are restrictions on the Subscriber's ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares; and

(v)

the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta) and other applicable securities laws and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(g)

it is aware that the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended ("U.S. Securities Act") or any state securities laws and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act and applicable laws of all applicable states or compliance with requirements of an exemption from registration and acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Shares; and

(h)

the Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Shares and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered; and

(i)

it is not a U.S. Person (as such term is defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person; and

(j)

it undertakes and agrees that it will not offer or sell the Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Shares, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

(k)

if a corporation, partnership, unincorporated association or other entity, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders, partners or otherwise have been given and obtained; and

(l)	if an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto; and

(m)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(n)

in the case of a subscription by it for Shares acting as agent for a beneficial purchaser, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable agreement of, such principal; and

(o)

it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment; and

(p)

it understands that Shares are being offered for sale only on a "private placement" basis and that the sale and delivery of the Shares is conditional upon such sale being exempt from the requirements under applicable securities laws as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence (i) it is restricted from using most of the civil remedies available under applicable securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under applicable securities legislation; and (iii) the Corporation is relieved from certain obligations that would otherwise apply under applicable securities legislation; and

(q)

if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Shares including, without limitation in the case of an accredited investor resident in or otherwise subject to applicable securities laws of a jurisdiction in Canada, a Representation Letter in the form attached as Exhibit 1; and

(r)	it will not resell the Shares except in accordance with the provisions of applicable securities legislation and stock exchange rules, if applicable, in the future; and

(s)

the entering into of this Subscription Agreement and the completion of the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which it is bound; and

(t)

the Subscriber acknowledges that it has been encouraged to obtain independent legal, income tax and investment advice with respect to its subscription for the Shares and accordingly, has had an opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purpose of giving the representations, warranties and covenants under this Subscription Agreement.

Closing

5.        The Subscriber agrees to deliver to the Corporation, not later than 5:00 p.m. (New Brunswick time) on the day that is two business days before the Closing Date (as defined below): (a) this duly completed and executed Subscription Agreement; (b) all other documents contemplated herein, as contemplated by paragraph 3(q) hereof; and (c) a certified cheque or bank draft in the amount of the Aggregate Subscription Price.

6.        The sale of the Shares pursuant to this Subscription Agreement will be completed at the offices of the Corporation, in Calgary, Alberta at 10:00 a.m. or such other time as is established by the Corporation (the "Closing Time") on May 20, 2007 or such other date as is established by the Corporation (the "Closing Date"). If this Subscription Agreement is rejected in whole or in part, the Subscriber acknowledges that the unused portion of the subscription amount will be promptly returned to it without interest.

7.        The Corporation shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

8.        The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Shares. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and their respective counsel in determining the eligibility of a purchaser of Shares and the Subscriber agrees to indemnify and save harmless the Corporation and its respective affiliates, shareholders, directors, officers, employees and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at Park Place Energy Inc., 1220 - 666 Burrard Street, Vancouver, B.C. V6C 2X8, Attention: David Stadnyk, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

9.        The obligations of the parties hereunder are subject to acceptance of the terms of the Offering by the TSX Venture Exchange and all other required regulatory approvals.

10.        The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Shares to the Subscriber shall be borne by the Subscriber.

11.        The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Alberta. Time shall be of the essence hereof.

12.        The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

13.        The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

14.        The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

15.        This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

16.        The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

17.        Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

18.        In this Subscription Agreement (including attachments), references to "$" or "Cdn. $" are to Canadian dollars.

19.        The Subscriber acknowledges that this Subscription Agreement and the Schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing this private placement, which includes, without limitation, determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, preparing and registering certificates representing Shares to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber's personal information may be disclosed by the Corporation to: (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, (c) any government agency, board or other entity, (d) Canada Revenue Agency; and (e) any of the other parties involved in this private placement, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber's documents described in Section 3(q) of this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

20.        The Subscriber represents and warrants that the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

21.        The Subscriber acknowledges that the personal information provided to the Corporation in this Subscription Agreement and the Exhibits hereto may be provided to the Ontario Securities Commission (the "OSC") pursuant to the authority granted to the OSC in securities legislation for the purposes of the administration and enforcement of the securities legislation of Ontario. For further information or to make inquiries regarding this indirect collection of personal information, the Subscriber may contact the Administrative Assistant to the Director of Corporate Finance of the OSC, at telephone (416) 593-8086.

EXHIBIT 1

REPRESENTATION LETTER

(FOR ACCREDITED INVESTORS)

TO:        PARK PLACE ENERGY INC. (the "Corporation")

                In connection with the agreement to purchase common shares of the Corporation ("Shares") by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the "Subscriber" for the purposes of this Exhibit 1), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Subscriber is resident in Alberta, Ontario, New Brunswick or Nova Scotia, or is subject to the laws of the Province of Alberta, Ontario, New Brunswick or Nova Scotia;

2.	The Subscriber is purchasing the Shares as principal for its own account or complies with the provisions of paragraph 4(e)(A) or 4(e)(B) of the Subscription Agreement;

3.

The Subscriber is an "accredited investor" within the meaning of National Instrument 45-106 "Prospectus and Registration Exemptions" by virtue of satisfying the indicated criterion as set out in Appendix A to this Representation Letter; and

4.	Upon execution of this Representation Letter by the Subscriber, this Representation Letter shall be incorporated into and form a part of the Subscription Agreement.

Dated: _________________________, 2007

_____________________________________________________
Print name of Subscriber

By:    _________________________________________________
          Signature

           _________________________________________________
           Print name of Signatory (if different from Subscriber)

           _________________________________________________
           Title

IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN
APPENDIX A ON THE NEXT PAGE

APPENDIX A

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.

Accredited Investor (defined in National Instrument 45-106 ("NI 45-106")) means:

____	(a)	a Canadian financial institution, or a Schedule III bank;

____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

____	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

____	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

____	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

____	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

____	(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(Note: If individual accredited investors wish to purchase through wholly- owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialled)

____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

____	(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements, provided that such person has not been created or used solely to purchase or hold securities as an accredited investor;

____	(n)	an investment fund that distributes or has distributed its securities only to

(A)	a person that is or was an accredited investor at the time of the distribution,

(B)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or

(C)	a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

____	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

____	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

____	(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(A) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

____	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

____	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

____	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(A)	an accredited investor, or

(B)	an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

NOTE: The investor must initial beside the applicable portion of the above definition.

For the purposes hereof:

"affiliate" means an issuer connected with another issuer because

(a)	one of them is the subsidiary of the other;

(b)	each of them is controlled by the same person; or

(c)	for the purposes of Saskatchewan securities law, both are subsidiaries of the same issuer;

"beneficial ownership" of securities by a person occurs

(a)	for the purposes of British Columbia securities law, when such securities are beneficially owned by

	(A)	an issuer controlled by that person; or

	(B)	an affiliate of that person or an affiliate of an issuer controlled by that person;

(b)	for the purposes of Alberta securities law, when such securities are beneficially owned by

	(A)	a company controlled by that person or an affiliate of that company;

	(B)	an affiliate of that person; or

	(C)	through a trustee, legal representative, agent or other intermediary of that person;

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction in Canada;

"consultant" means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(a)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(b)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(c)

spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

"control person" means

(a)	for the purposes of Alberta securities law, any person or company that holds or is one of a combination of persons or companies that holds

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(b)	for the purposes of British Columbia securities law,

	(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

	(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer,

and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

"director" means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"executive officer" means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(c)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(d)	performing a policy-making function in respect of the issuer;

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

"founder" means, in respect of an issuer, a person who,

(a)

acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the proposed trade, is actively involved in the business of the issuer;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution , and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;

"jurisdiction" means a province or territory of Canada except when used in the term "foreign jurisdiction";

"local jurisdiction" means the jurisdiction in which the applicable securities regulatory authority is situate;

"individual" means a natural person, but does not include

(a)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(b)	a natural person in the person's capacity as trustee, executor, administrator or other legal representative;

"mutual fund" includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities, and, for the purposes of British Columbia securities law, also includes

(a)	an issuer described in an order that the British Columbia Securities Commission may make pursuant to section 3.2 of the Securities Act (British Columbia); and

(b)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the British Columbia Securities Commission may make under section 3.1 of the Securities Act (British Columbia);

"non-redeemable investment fund" means an issuer,

(a)	whose primary purpose is to invest money provided by its securityholders,

(b)	that does not invest,

	(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a nonredeemable investment fund, or

	(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(c)	that is not a mutual fund;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"regulator" means, for the local jurisdiction, the Executive Director or Director as defined under securities legislation of the local jurisdiction;

"related entity" means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

"related liabilities" means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"securities legislation" means

(a)	for British Columbia, the Securities Act (British Columbia) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the British Columbia Securities Commission;

(b)	for Alberta, the Securities Act (Alberta) and the regulations and rules under such Act and the blanket rulings and orders issued by the Alberta Securities Commission;

"securities regulatory authority" means

(a)	the British Columbia Securities Commission;

(b)	the Alberta Securities Commission;

"spouse" means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"voting security" means any security which:

(a)	is not a debt security; and

(b)	carries a voting right either under all circumstances or under some contingency that has occurred and is continuing;

All monetary references are in Canadian Dollars.